                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 26, 2001


                     HARLEY-DAVIDSON CUSTOMER FUNDING CORP.
             (Exact name of registrant as specified in its charter)



Nevada                                333-37550                36-4396302
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                         Identification Number)


      4150 Technology Way
      Carson City, Nevada                                         89706
      (Address of principal executive offices)                  (Zip Code)

                                 (702) 885-1200
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

         In connection with the issuance by Harley-Davidson Motorcycle Trust 2001-1 (the "Trust") of Motorcycle Contract Backed Notes pursuant to the Prospectus dated November 15, 2000 and the Prospectus Supplement dated April 18, 2001 filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5), Harley-Davidson Customer Funding Corp. is filing the exhibits listed below to this Current Report on Form 8-K which are incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements:  None.

(b)  Pro Forma Financial Information:  None.

(c)  Exhibits:

------------- ------------------------------------------------------------------ ---------
 EXHIBIT NO.                                DOCUMENT
------------- ------------------------------------------------------------------ ---------
     4.3      Conformed copy of the Trust Agreement dated as of April 1, 2001 between Harley-Davidson Customer Funding Corp. ("CFC") and
              Wilmington Trust Company (the "Owner Trustee")
------------- ------------------------------------------------------------------ ---------
     4.4      Conformed copy of the Indenture dated as of April 1,
              2001 between the Trust and BNY Midwest Trust Company
              (the "Indenture Trustee")
------------- ------------------------------------------------------------------ ---------
     10.4     Conformed copy of the Transfer and Sale Agreement dated as of
              April 1, 2001 by and between Harley-Davidson Credit Corp. ("HDCC")
              and CFC
------------- ------------------------------------------------------------------ ---------
     10.5     Conformed copy of the Sale and Servicing Agreement dated as of
              April 1, 2001 by and among the Trust, CFC, HDCC and the Indenture
              Trustee
------------- ------------------------------------------------------------------ ---------
     10.6     Conformed copy of the Administration Agreement dated as of
              April 1, 2001 by and among the Trust, HDCC, CFC and the Indenture
              Trustee
------------- ------------------------------------------------------------------ ---------

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

                                        By: /s/ Perry A. Glassgow
                                            ------------------------------------
                                               Perry A. Glassgow
                                               Treasurer


April 26, 2001

                                  EXHIBIT INDEX

----------------------- --------------------------------------------------------------------- -------------
     EXHIBIT NO.                                      DOCUMENT
----------------------- --------------------------------------------------------------------- -------------
         4.3            Conformed copy of the Trust Agreement dated as of April 1, 2001 between Harley-Davidson Customer Funding Corp. ("CFC") and
                        Wilmington Trust Company (the "Owner Trustee")
----------------------- --------------------------------------------------------------------- -------------
         4.4            Conformed copy of the Indenture dated as of April 1,
                        2001 between the Trust and BNY Midwest Trust Company
                        (the "Indenture Trustee")
----------------------- --------------------------------------------------------------------- -------------
         10.4           Conformed copy of the Transfer and Sale Agreement dated as of April
                        1, 2001 by and between Harley-Davidson Credit Corp. ("HDCC") and CFC
----------------------- --------------------------------------------------------------------- -------------
         10.5           Conformed copy of the Sale and Servicing Agreement dated as of
                        April 1, 2001 by and among the Trust, CFC, HDCC and the Indenture
                        Trustee
----------------------- --------------------------------------------------------------------- -------------
         10.6           Conformed copy of the Administration Agreement dated as of April 1,
                        2001 by and among the Trust, HDCC, CFC and the Indenture Trustee
----------------------- --------------------------------------------------------------------- -------------